Earnings Call: Q1 - FY26 January 8, 2026

Safe Harbor Statement Except for historical information, the matters discussed in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Words like “believe,” “will”, “can”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Statements include but are not limited to those relating to fiscal year 20206 guidance, expected revenue growth and mix, margins and profitability, demand for our services and software, pricing actions, client spending levels and long-term business strategies. Factors that could cause or contribute to such differences include, but are not limited to: effectiveness of our operational structure, our ability to maintain our competitive advantages and commercialize AI and cloud-enabled solutions, evolving regulatory and data privacy standards governing AI technologies, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non- GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation.

First Quarter 2026 Highlights $0.03 Diluted EPS $18.4M Revenue 19% Adj. EBITDA Margin -3% Revenue Decline Current period Prior Year Comparison (1Q25) $0.13 Adj. Diluted EPS $18.9M Revenue $0.01 Diluted EPS 24% Adj. EBITDA Margin +31% $0.17 Revenue Growth Adj. Diluted EPS

Trailing Twelve Months (TTM) Highlights ($3.20) Diluted EPS (1) $78.7M Revenue 27% Adj. EBITDA Margin +6% Revenue Growth Current period Prior Year Comparison (1Q25) $0.98 Adj. Diluted EPS $74.4M Revenue $0.40 Diluted EPS 29% Adj. EBITDA Margin +20% Revenue Growth $0.94 (1) Diluted EPS includes a non-cash impairment charge of $77.2 million Adj. Diluted EPS

Software Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +3% Q1 Revenue Growth -6% Q1 Revenue Decline -82% Q1 Revenue Decline +3% TTM Revenue Growth +1% TTM Revenue Growth -28% TTM Revenue Decline – Overall software revenue decline of 17% for 1Q26 and was flat TTM – Renewal rates impacted by client consolidations and site closures Pro-ficiency® CLINICAL OPS

Services Highlights $18.7M Revenue $0.04 Diluted EPS 22% Adj. EBITDA Margin +19% Revenue Growth $0.18 Adj. Diluted EPS +8% Q1 Revenue Growth +42% Q1 Revenue Growth TTM Revenue Decline TTM Revenue Growth -5% +191% – Overall services revenue growth of 16% for 1Q26 and 15% for TTM – Total backlog $20.4M Med Comm Services COMMERCIALIZATION

Revenue - Q1 FY26 48% 52% Software Services 57% 43% Software Services (in millions) Software Revenue Decline Total Revenue Decline Services Revenue Growth -3% -17% +16% 1Q26 Mix 1Q25 Mix $7.6 $10.7 $8.9 $6.9 $8.2 $9.5 $14.5 $18.9 $18.4 Software Services 1Q24 1Q25 1Q26

Revenue - Trailing Twelve Months (TTM) 56% 44% Software Services 59% 41% Software Services (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +6% 0% +15% 1Q26 Mix 1Q25 Mix $38.0 $44.2 $44.0 $24.1 $30.3 $34.7 $62.1 $74.4 $78.7 Software Services 1Q24 1Q25 1Q26

Software Solutions as % of Software Revenue 15% 81% 4% 1Q26 18% 77% 5% TTM GastroPlus® • 10 new clients • 2 upsells to existing clients ADMET Predictor® • 11 new clients • 2 upsells to existing clients MonolixSuite™ • 6 new clients • 8 upsells to existing clients First Quarter Highlights Discovery Development Discovery Development Clinical Ops Discovery Development Clinical Ops

Software Performance Metrics - Q1 FY26 $79 $94 $97 1Q24 1Q25 1Q26 Avg. Revenue per Client (in thousands) Commercial Clients Renewal Rate (fee based) 100% 95% 88% 1Q24 1Q25 1Q26

Software Performance Metrics - TTM Avg. Revenue per Client (in thousands) Renewal Rate (fee based) $93 $98 $147 1Q24 1Q25 1Q26 93% 92% 87% 1Q24 1Q25 1Q26 212 307 302 1Q24 1Q25 1Q26 Commercial Clients Clients (end of period)

Services Solutions as % of Services Revenue 29% 71% Q1 FY26 26% 74% TTM Development Commercialization Development Commercialization

Services Performance Metrics Q1 FY26 $0.1 $18.9 $15.5 $18.4 $1.8 $1.9$18.9 $17.3 $20.4 Discovery Development Commercialization 1Q24 1Q25 1Q26 179 144 140 39 45 179 183 186 Discovery Development Commercialization 1Q24 1Q25 1Q26 Total Projects Backlog (in millions)

Income Statement Summary - Q1 FY26 (1) (in millions, except Diluted EPS and Adjusted Diluted EPS) 1Q26 % of Rev 1Q25 % of Rev Revenue $18.4 100% $18.9 100% Cost of revenue 7.5 41% 8.7 46% Gross profit 10.9 59% 10.2 54% R&D 3.0 16% 1.8 10% S&M 3.2 17% 2.9 15% G&A excluding nonrecurring 4.0 22% 4.9 26% Nonrecurring — 0% 0.5 3% Total operating expense 10.2 55% 10.1 53% Income from operations 0.7 4% 0.1 1% Income before income taxes 1.0 5% 0.3 1% Income tax expense (0.3) -2% (0.1) 0% Net Income $0.7 4% $0.2 1% Diluted EPS $0.03 $0.01 Adjusted EBITDA $3.5 19% $4.5 24% Adjusted Diluted EPS $0.13 $0.17 (1) Numbers may not add due to rounding

Balance Sheet Summary (1) (in millions) (1) Numbers may not add due to rounding November 30, 2025 August 31, 2025 Cash and short-term investments $35.7 $32.4 Other current assets 22.5 19.2 Long term assets 79.7 80.4 Total assets $137.8 $131.9 Current liabilities 10.3 6.7 Long-term liabilities 0.4 0.4 Total liabilities 10.7 7.1 Shareholders’ equity 127.1 124.8 Total liabilities and shareholders’ equity $137.8 $131.9

Fiscal 2026 Guidance Guidance Total Revenue $79M - $82M Total Revenue Growth 0% - 4% Software Revenue Mix 57% - 62% Adjusted EBITDA Margin (1) 26% - 30% Adjusted Diluted EPS (2) $1.03 - $1.10 (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, depreciation and amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization, equity-based compensation expense, loss (gain) on currency exchange, impairment charges, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges.

Adjusted EBITDA Non-GAAP Reconciliation (1) 1Q26 1Q25 Net income $676 $206 Excluding: Interest income and expense, net (267) (159) Provision for income taxes 294 64 Depreciation and amortization 1,346 2,265 Stock-based compensation 1,465 1,589 Loss on currency exchange 10 15 Reorganization expense — 258 Mergers & Acquisitions expense 10 255 Adjusted EBITDA $3,534 $4,493 (in thousands) (1) Numbers may not add due to rounding

Adjusted Diluted EPS Non-GAAP Reconciliation (1) 1Q26 1Q25 Net income $676 $206 Excluding: Amortization 1,259 2,130 Stock-based compensation 1,465 1,589 Loss on currency exchange 10 15 Mergers & Acquisitions expense 10 255 Reorganization expense — 258 Tax effect on above adjustments (832) (1,007) Adjusted Net income $2,588 $3,446 Diluted weighted-avg. common shares outstanding 20,220 20,266 Diluted EPS $0.03 $0.01 Adjusted Diluted EPS $0.13 $0.17 (in thousands, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

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